UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-1899

                      DREYFUS GROWTH OPPORTUNITY FUND, INC.
                (Exact name of Registrant as specified in charter)


                           c/o The Dreyfus Corporation
                                 200 Park Avenue
                             New York, New York 10166
               (Address of principal executive offices) (Zip code)

                               Mark N. Jacobs, Esq.
                                 200 Park Avenue
                             New York, New York 10166
                     (Name and address of agent for service)

Registrant's telephone number, including (212) 922-6000 area code:

Date of fiscal year end:   2/28(9)

Date of reporting period:  8/31/03


                                   FORM N-CSR

Item 1.      Reports to Stockholders.

      Dreyfus
      Growth Opportunity
      Fund, Inc.

      SEMIANNUAL REPORT August 31, 2003

      YOU, YOUR ADVISOR AND
      DREYFUS
      A MELLON FINANCIAL COMPANY(TM)

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            15   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus
                                                  Growth Opportunity Fund, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Growth Opportunity Fund, Inc. covers the six-month period from March 1, 2003, through August 31, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio managers, Douglas D. Ramos, CFA, and Paul Kandel.

After a prolonged period of sluggish growth, the U.S. economy has shown signs of sustainable improvement. Estimates of economic growth in 2003's second quarter recently were revised upward to 3.3%, and many economists expect another strong showing for the third quarter. These improving economic expectations have driven most broad measures of stock market performance higher so far in 2003.

Investors who stayed the course throughout the bear market were more likely to have participated in the 2003 equity rally, reinforcing our longstanding belief in a long-term approach to equity investing. We remain committed to providing you with the benefits of professional management and diversification. As always, we encourage you to talk with your financial advisor, who can help you adjust your strategies as market conditions evolve.

Thank you for your continued confidence and support.

Sincerely,


/S/STEPHEN E. CANTER
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
September 15, 2003

2


DISCUSSION OF FUND PERFORMANCE

Douglas D. Ramos, CFA, and Paul Kandel, Portfolio Managers

How did Dreyfus Growth Opportunity Fund, Inc. perform relative to its benchmark?

For the six-month period ended August 31, 2003, the fund produced a total return of 20.40% .(1) This compares with the performance of the fund's benchmark, the Standard & Poor's 500 Composite Stock Index ("S&P 500 Index"), which produced a total return of 20.87% for the same period.(2)

We attribute the fund' s performance to a surge in stock prices that began in mid-March 2003, and continued throughout the remainder of the reporting period. The market's rise was driven by an improving economic outlook and the easing of geopolitical concerns. Rising investor confidence pushed the S&P 500 Index to its highest level since June 2002. The fund participated in the market's climb, roughly matching the S&P 500 Index's returns, with relatively strong performance in the consumer cyclicals and health care groups compensating for mild disappointments in the industrials, financial services and energy areas.

WHAT IS THE FUND'S INVESTMENT APPROACH?

The fund seeks long-term capital growth consistent with the preservation of capital. Current income is a secondary goal. The fund typically invests at least 80% of its assets in stocks issued primarily by U.S. companies. The fund also may invest up to 25% of its assets in foreign securities. The fund's stock investments may include common stocks, preferred stocks and convertible securities, including, to a limited degree, those issued in initial public offerings.

In choosing stocks, the fund employs a "bottom-up" approach, primarily focusing on companies with strong positions in their industries and a catalyst that can trigger a price increase. The portfolio managers

                                                                The Fund      3


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

use fundamental analysis to create a broadly diversified core portfolio with a growth tilt. We select stocks based on:

*    VALUE, or how a stock is priced relative to its perceived intrinsic worth;

*    GROWTH, in this case the sustainability or growth of earnings or cash flow;
     and

*    FINANCIAL PROFILE, which measures the financial health of the company.

The fund typically sells a security when we believe there has been a negative change in the fundamental factors surrounding the company, the company has become fully valued, the company has lost favor in the current market or economic environment or a more attractive opportunity has been identified.

What other factors influenced the fund's performance?

The fund achieved its greatest gains among consumer discretionary stocks. Such stocks were driven higher by low interest rates, which produced a wave of home refinancings that augmented consumer spending. Fund holdings in this area rose even more steeply, on average, than did the benchmark's consumer discretionary component, propelled by the fund's holdings of leisure activity companies, such as cruise line operator Royal Caribbean Cruises, and retailers, such as Sears, Roebuck and Best Buy.

In the technology group, which represented the second strongest contributor to the fund's performance, steady economic growth led to improved financial results and more positive industry forecasts. However, many of the technology sector's greatest gains occurred among speculative stocks with weak underlying fundamentals that did not meet the criteria of our disciplined investment approach. Nevertheless, the fund's relatively heavy exposure to the sector and our successful stock selection strategy enabled the fund to nearly match the benchmark's technology returns. Top performing holdings included storage software provider Veritas Software, storage network manufacturer EMC and semiconductor equipment maker Applied Materials.

Similarly, industrial stocks produced strong gains amid expectations of improving U.S. economic conditions. Although the fund benefited

4

substantially from this trend, disappointing timing in the purchase and sale of Boeing caused the fund's performance in this area to lag slightly behind the S&P 500 Index's industrials component.

A few other industry groups also significantly influenced the fund' s performance. The fund' s health care holdings produced above-average returns, boosted by generic drug and biotechnology stocks. The fund's relatively light positions in the consumer staples group, a traditionally defensive area that provided relatively modest returns, also proved to be an effective strategic decision. On the other hand, a few disappointing individual stock selections in the energy sector and also in the financial services sector, such as Federal Home Loan Mortgage and Travelers Property Casualty, undermined the fund's performance compared to its benchmark.

WHAT IS THE FUND'S CURRENT STRATEGY?

As of the end of the reporting period, we continue to favor stocks that we believe are well positioned for greater earnings and cash flow growth in a gradually improving economic environment. We have found a slightly greater than average number of attractive investment opportunities among health care stocks, particularly biotechnology firms and generic drug makers, many of which are enjoying accelerating earnings. The fund also continues to maintain a slightly overweight position in technology stocks. Conversely, we have invested relatively few assets in telecommunications services companies, that in our view, continue to suffer from overcapacity issues.

September 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAINS DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                             The Fund 5

STATEMENT OF INVESTMENTS

August 31, 2003 (Unaudited)


COMMON STOCKS--98.0%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER DISCRETIONARY--11.4%

AOL Time Warner                                                                                 143,000  (a)           2,339,480

Bed Bath & Beyond                                                                                25,000  (a)           1,075,750

Best Buy                                                                                         26,000  (a)           1,352,260

Clear Channel Communications                                                                     15,000  (a)             676,800

Comcast, Cl. A                                                                                   42,000  (a)           1,249,500

Disney (Walt)                                                                                    28,500                  584,250

eBay                                                                                             17,000  (a)             941,460

Gannett                                                                                          10,500                  823,410

Gap                                                                                              60,000                1,253,400

General Motors                                                                                   25,500                1,048,050

Home Depot                                                                                       71,500                2,299,440

Kohl's                                                                                           30,000  (a)           1,897,500

Liberty Media                                                                                    74,000  (a)             895,400

May Department Stores                                                                            37,500                1,034,250

McDonald's                                                                                       62,000                1,390,040

NIKE, Cl. B                                                                                      18,500                1,054,130

Royal Caribbean Cruises                                                                          40,000                1,246,000

Sears, Roebuck                                                                                   21,000                  924,420

TJX Cos.                                                                                         42,500                  920,550

Target                                                                                           40,000                1,624,000

Viacom, Cl. B                                                                                    43,000                1,935,000

                                                                                                                      26,565,090

CONSUMER STAPLES--10.1%

Altria Group                                                                                     57,000                2,349,540

Anheuser-Busch Cos.                                                                              22,500                1,159,650

Coca-Cola                                                                                        53,000                2,306,560

Colgate-Palmolive                                                                                15,000                  829,200

Costco Wholesale                                                                                 37,500  (a)           1,203,375

Gillette                                                                                         25,000                  811,500

Kellogg                                                                                          25,000                  838,250

Kroger                                                                                           80,000  (a)           1,536,800

PepsiCo                                                                                          36,000                1,603,440

6
COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER STAPLES (CONTINUED)

Procter & Gamble                                                                                 30,000                2,618,700

Wal-Mart Stores                                                                                 122,000                7,218,740

Walgreen                                                                                         35,000                1,139,950

                                                                                                                      23,615,705

ENERGY--6.2%

Anadarko Petroleum                                                                               32,000                1,392,000

BJ Services                                                                                      17,000  (a)             635,290

Cross Timbers Royalty Trust                                                                         319                    7,118

Devon Energy                                                                                     39,572                2,047,851

Exxon Mobil                                                                                     171,800                6,476,860

Schlumberger                                                                                     41,000                2,029,910

XTO Energy                                                                                       83,600                1,754,764

                                                                                                                      14,343,793

FINANCE--20.9%

ACE                                                                                              34,000                1,094,800

American Express                                                                                 43,200                1,946,160

American International Group                                                                     90,744                5,405,620

Axis Capital Holdings                                                                            34,700  (a)             851,885

Bank of America                                                                                  38,400                3,043,200

Bank of New York                                                                                 79,000                2,324,180

Capital One Financial                                                                            14,000                  747,600

Citigroup                                                                                       140,800                6,103,680

Countrywide Financial                                                                            20,200                1,370,570

Federal Home Loan Mortgage                                                                       33,000                2,138,070

Federal National Mortgage Association                                                            23,500                1,249,025

Fleet Boston Financial                                                                           35,700                1,056,363

Goldman Sachs Group                                                                               9,300                  822,957

J.P. Morgan Chase & Co.                                                                          46,000                1,574,120

MBNA                                                                                             74,700                1,743,498

Marsh & McLennan Cos.                                                                            35,000                1,750,000

Merrill Lynch                                                                                    13,000                  699,140

Morgan Stanley                                                                                   49,100                2,395,589

                                                                                                     The Fund   7

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCE (CONTINUED)

New York Community Bancorp                                                                       42,000                1,291,920

RenaissanceRe Holdings                                                                           49,000                2,048,200

St. Paul Cos.                                                                                    29,300                1,018,468

Travelers Property Casualty, Cl. A                                                               97,255                1,496,755

Travelers Property Casualty, Cl. B                                                               12,853                  199,093

U.S. Bancorp                                                                                     48,000                1,147,200

Wachovia                                                                                         28,000                1,180,200

Washington Mutual                                                                                28,000                1,091,440

Wells Fargo                                                                                      56,000                2,807,840

                                                                                                                      48,597,573

HEALTH CARE--14.1%

Abbott Laboratories                                                                              27,500                1,108,250

AdvancePCS                                                                                       30,000  (a)           1,205,400

Allergan                                                                                         10,000                  794,600

Amgen                                                                                            47,500  (a)           3,130,250

AstraZeneca Group, ADR                                                                           29,000                1,149,850

Bard (C.R.)                                                                                      12,000                  804,000

Biovail                                                                                          35,000  (a)           1,453,550

Eli Lilly & Co.                                                                                  24,600                1,636,638

iShares Nasdaq Biotechnology Index Fund                                                          38,000  (a)           2,805,160

Johnson & Johnson                                                                                45,864                2,273,937

Medco Health solutions                                                                                1  (a)                  26

Medtronic                                                                                        37,500                1,859,250

Merck & Co.                                                                                      73,300                3,688,456

Novartis, ADR                                                                                    28,000                1,035,160

Pfizer                                                                                          112,600                3,368,992

SICOR                                                                                            30,000  (a)             595,500

Teva Pharmaceutical Industries, ADR                                                              40,000                2,348,480

UnitedHealth Group                                                                               14,000                  692,020

WellPoint Health Networks                                                                        14,000  (a)           1,092,000

Wyeth                                                                                            40,000                1,714,000

                                                                                                                      32,755,519

INDUSTRIALS--9.2%

CSX                                                                                              36,000                1,162,080

Danaher                                                                                          22,000                1,699,500

8
COMMON STOCKS (CONTINUED)                                                                        Shares  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INDUSTRIALS (CONTINUED)

Deere & Co.                                                                                      25,000                1,412,750

Emerson Electric                                                                                 22,600                1,260,176

General Electric                                                                                261,800                7,741,426

Illinois Tool Works                                                                              10,000                  722,900

L-3 Communications Holdings                                                                      25,000  (a)           1,277,250

Lockheed Martin                                                                                  15,000                  768,450

3M                                                                                               10,800                1,538,676

Tyco International                                                                               60,000                1,234,800

United Technologies                                                                              17,000                1,364,250

Waste Management                                                                                 49,000                1,303,890

                                                                                                                      21,486,148

INFORMATION TECHNOLOGY--18.8%

Applied Materials                                                                               115,000  (a)           2,484,000

Cisco Systems                                                                                   225,000  (a)           4,308,750

Dell Computer                                                                                    68,500  (a)           2,235,155

EMC                                                                                             140,000  (a)           1,785,000

First Data                                                                                       30,000                1,152,000

Hewlett-Packard                                                                                  62,000                1,235,040

Intel                                                                                           200,000                5,724,000

International Business Machines                                                                  45,000                3,690,450

Linear Technology                                                                                32,500                1,339,650

Micron Technology                                                                                75,000  (a)           1,077,000

Microsoft                                                                                       280,000                7,425,600

Novellus Systems                                                                                 28,500  (a)           1,138,860

NVIDIA                                                                                           72,500  (a)           1,316,600

Oracle                                                                                          127,500  (a)           1,629,450

QUALCOMM                                                                                         17,500                  722,400

Texas Instruments                                                                                82,500                1,967,625

Veritas Software                                                                                 47,500  (a)           1,637,800

Xilinx                                                                                           60,000  (a)           1,850,400

Yahoo!                                                                                           31,000  (a)           1,035,400

                                                                                                                      43,755,180

MATERIALS--2.9%

Alcoa                                                                                            41,900                1,196,664

du Pont (E.I.) deNemours                                                                         16,000                  715,840

                                                                                                                     The Fund   9

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MATERIALS (CONTINUED)

International Paper                                                                              59,000                2,392,450

Praxair                                                                                          18,000                1,148,760

Weyerhaeuser                                                                                     21,900                1,303,050

                                                                                                                       6,756,764

TELECOMMUNICATION SERVICES--1.6%

BellSouth                                                                                        35,000                  882,000

SBC Communications                                                                               49,000                1,102,010

Telefonos de Mexico, ADR                                                                         22,500                  681,975

Verizon Communications                                                                           32,500                1,147,900

                                                                                                                       3,813,885

UTILITIES--2.8%

Exelon                                                                                           22,100                1,301,690

FPL Group                                                                                        19,000                1,175,340

Progress Energy                                                                                  16,000                  647,840

Southern                                                                                         41,000                1,163,580

TXU                                                                                              52,000                1,144,000

Wisconsin Energy                                                                                 35,700                1,040,298

                                                                                                                       6,472,748

TOTAL COMMON STOCK
   (cost $193,190,344)                                                                                               228,162,405
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--3.2%                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

..89%, 9/4/2003                                                                                5,012,000                5,011,699

..95%, 9/25/2003                                                                               2,240,000                2,238,634

..90%, 11/6/2003                                                                                 120,000                  119,850

TOTAL SHORT-TERM INVESTMENTS
   (cost $7,370,012)                                                                                                   7,370,183
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $200,560,356)                                                             101.2%             235,532,588

LIABILITIES, LESS CASH AND RECEIVABLES                                                             (1.2%)             (2,728,168)

NET ASSETS                                                                                        100.0%             232,804,420

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.



10

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2003 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           200,560,356   235,532,588

Cash                                                                      2,491

Receivable for investment securities sold                             4,035,181

Dividends receivable                                                    312,485

Receivable for shares of Common Stock subscribed                          1,015

Prepaid expenses                                                         32,227

                                                                    239,915,987
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           176,444

Payable for investment securities purchased                           6,776,033

Payable for shares of Common Stock redeemed                              96,406

Accrued expenses                                                         62,684

                                                                      7,111,567
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      232,804,420
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     252,702,508

Accumulated undistributed investment income--net                        473,702

Accumulated net realized gain (loss) on investments                 (55,344,022)

Accumulated net unrealized appreciation
  (depreciation) on investments                                      34,972,232
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      232,804,420
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(100 million shares of $.001 par value Common Stock authorized)      32,371,925

NET ASSET VALUE, offering and redemption price per share ($)               7.19

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund       11

STATEMENT OF OPERATIONS

Six Months Ended August 31, 2003 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $1,697 foreign taxes withheld at source)      1,596,822

Interest                                                                21,387

Income on securities lending                                               200

TOTAL INCOME                                                         1,618,409

EXPENSES:

Management fee--Note 3(a)                                              832,928

Shareholder servicing costs--Note 3(b)                                 241,047

Professional fees                                                       17,516

Custodian fees--Note 3(b)                                               11,321

Prospectus and shareholders' reports                                    10,872

Registration fees                                                       10,497

Directors' fees and expenses--Note 3(c)                                  9,081

Loan commitment fees--Note 2                                               950

Interest expense--Note 2                                                   320

Miscellaneous                                                            4,055

TOTAL EXPENSES                                                       1,138,587

INVESTMENT INCOME--NET                                                 479,822
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments

  Long transactions                                                  1,852,389

  Short sale transactions                                              125,819

Net realized gain (loss) on financial futures                         (123,666)

NET REALIZED GAIN (LOSS)                                             1,854,542

Net unrealized appreciation (depreciation) on investments
  (including $291,306 net unrealized appreciation on financial futures)
                                                                    38,324,336

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              40,178,878

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                40,658,700

SEE NOTES TO FINANCIAL STATEMENTS.

12
STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                          August 31, 2003            Year Ended
                                               (Unaudited)    February 28, 2003
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            479,822               781,050

Net realized gain (loss) on investments         1,854,542           (22,960,045)

Net unrealized appreciation
   (depreciation) on investments               38,324,336           (40,395,613)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   40,658,700           (62,574,608)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                           (614,081)             (669,450)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                  17,688,559            74,146,540

Dividends reinvested                              588,101               641,304

Cost of shares redeemed                       (25,748,598)         (101,490,665)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS             (7,471,938)          (26,702,821)

TOTAL INCREASE (DECREASE) IN NET ASSETS        32,572,681           (89,946,879)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           200,231,739           290,178,618

END OF PERIOD                                 232,804,420           200,231,739

Undistributed investment income--net              473,702               607,961
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     2,588,577            11,151,210

Shares issued for dividends reinvested             97,368                85,252

Shares redeemed                                (3,735,098)          (15,205,421)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (1,049,153)           (3,968,959)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund        13

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.





                                        Six Months Ended                            Fiscal Year Ended February,
                                          August 31, 2003         ------------------------------------------------------------------
                                              (Unaudited)            2003          2002           2001           2000          1999
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                              5.99             7.76          8.66          11.14          10.66         10.15

Investment Operations:

Investment income--net                               .01(a)           .02(a)        .02(a)         .00(a,b)       .01           .07

Net realized and unrealized
   gain (loss) on investments                       1.21            (1.77)         (.89)         (2.00)          1.65           .97

Total from Investment
   Operations                                       1.22            (1.75)         (.87)         (2.00)          1.66          1.04

Distributions:

Dividends from investment
   income--net                                      (.02)            (.02)         (.01)           .00(b)        (.01)         (.07)

Dividends from net realized
   gain on investments                                --               --          (.02)          (.48)         (1.17)         (.46)

Total Distributions                                 (.02)            (.02)         (.03)          (.48)         (1.18)         (.53)

Net asset value, end of period                      7.19             5.99          7.76           8.66          11.14         10.66
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                   20.40(c)        (22.62)       (10.02)        (18.47)         16.63         10.57
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                .51(c)          1.06          1.05            .98           1.03          1.04

Ratio of net investment income
   to average net assets                             .22(c)           .32           .28            .04            .11           .64

Portfolio Turnover Rate                            42.70(c)         72.32        103.06         215.64          86.41        162.98
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                   232,804          200,232       290,179        348,425        482,857       459,192

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(C) NOT ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.

14
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

Dreyfus Growth Opportunity Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor" ), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold without a sales charge.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Effective April 14, 2003, the fund began pricing securities traded on the NASDAQ stock market using the NASDAQ official closing price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the ask price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

                                                             The Fund         15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

The fund may lend securities to qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager.The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

16

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $45,224,472 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to February 28, 2003. If not applied, $27,397,070 of the carryover expires in fiscal 2010 and $17,827,402 expires in fiscal 2011.

The tax character of distributions paid to shareholders during the fiscal year ended February 28, 2003 was as follows: ordinary income $669,450. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2--BANK LINE OF CREDIT:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

                                                             The Fund        17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The average daily amount of borrowings outstanding during the period ended August 31, 2003 was approximately $45,100, with a related weighted average annualized interest rate of 1.39%.

NOTE 3--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 1 1/2% of the average value of the fund's average daily net assets, the Manager will bear such excess expense. During the period ended August 31, 2003, there was no expense reimbursement pursuant to the Agreement.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended August 31, 2003, the fund was charged $100,456 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2003, the fund was charged $80,731 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2003, the fund was charged $11,321 pursuant to the custody agreement.

18

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000, an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status. These fees are allocated among the funds in the Fund Group in proportion to each fund's relative net assets.

NOTE 4--SECURITIES TRANSACTIONS:

The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities and financial futures, during the period ended August 31, 2003:

                                      Purchases ($)            Sales ($)
--------------------------------------------------------------------------------

Long transactions                        92,477,273           93,457,673

Short sale transactions                      57,980              183,799

     TOTAL                               92,535,253           93,641,472

The fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value. The fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund would realize a gain if the price of the security declines between those dates. Until the fund replaces the borrowed security, the fund will maintain daily, a segregated account with a broker or custodian of permissable liquid assets sufficient to cover its short position. At August 31, 2003, there were no securities sold short outstanding.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is


                                                                The Fund     19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contracts are traded and is subject to change. At August 31, 2003, there were no financial futures contracts outstanding.

At August 31, 2003, accumulated net unrealized appreciation on investments was $34,972,232, consisting of $38,828,004 gross unrealized appreciation and $3,855,772 gross unrealized depreciation.

At August 31, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

20
                  For More Information

                        Dreyfus
                        Growth Opportunity Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2003 Dreyfus Service Corporation                                  018SA0803



Item 2.      Code of Ethics.

            Not applicable.

Item 3.      Audit Committee Financial Expert.

            Not applicable.

Item 4.      Principal Accountant Fees and Services.

            Not applicable.

Item 5.      Audit Committee of Listed Registrants.

            Not applicable.

Item 6.      [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

            Not applicable.

Item 8.      [Reserved]

Item 9.      Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 10.  Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.


                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS GROWTH OPPORTUNITY FUND, INC.

By:   /s/ STEPHEN E. CANTER
      Stephen E. Canter
      President

Date:  October 24, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:   /S/ STEPHEN E. CANTER
      Stephen E. Canter
      Chief Executive Officer

Date:  October 24, 2003

By:   /S/ JAMES WINDELS
      James Windels
      Chief Financial Officer

Date:  October 24, 2003

                                  EXHIBIT INDEX

      (a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

      (b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)